UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) November 2, 2004
                                                  (November 1, 2004)


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                          MISSION RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                      000-09498                76-0437769
        (State or other               (Commission              (IRS Employer
        jurisdiction of               File Number)          Identification No.)
        incorporation)


                1331 Lamar, Suite 1455, Houston, Texas 77010-3039
                    (Address of principal executive offices)


                                 (713) 495-3000
               Registrant's telephone number, including area code


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement.

     On November 1, 2004, Mission Resources Corporation (the "Company"), in connection with the commencement of employment of Thomas C. Langford described below, granted Mr. Langford non-qualified stock options to purchase 300,000 shares of the Company's common stock. These options were granted without stockholder approval pursuant to NASDAQ Marketplace Rule 4350(i)(1)(A)(iv). The terms of the options are as follows: exercise price of $6.225 per share (fair market value on the grant date); vesting as to 33.3% of the option shares on the grant date, as to 66.6% of the option shares one year following the grant date and as to 100% of the option shares two years following the grant date; and any option shares which remain unexercised on the tenth anniversary of the grant date shall expire. The non-statutory stock option agreement is included as
Exhibit 10.1 to this Form 8-K, and the description of the agreement is qualified in its entirety by reference to such Exhibit.

Item 8.01  Other Events

     On November 2, 2004, the Company announced that Mr. Langford joined the Company on November 1, 2004 as Senior Vice President - General Counsel. His primary responsibility will be managing the Company's corporate legal matters and transactions, including acquisitions and litigation.

     Prior to joining the Company, Mr. Langford held various officer positions over the last six years within El Paso Energy including most recently, Vice President and Associate General Counsel of El Paso Production Company and prior to that Vice President and Associate General Counsel of El Paso Merchant Energy. From November 1994 to October 1999, he previously held the position of General Counsel and Vice President Land of Sonat Exploration Company until Sonat was acquired by El Paso. Mr. Langford holds an undergraduate degree from Stephen F. Austin University and a Doctor of Jurisprudence from South Texas College of Law. He is a member of the State Bar of Texas Oil, Gas, and Mineral Law Section.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

         None

(b) Pro forma financial information.

         None

(c) Exhibits.

     10.1 Non-statutory Stock Option Agreement dated as of November 1, 2004, between Mission Resources Corporation and Thomas C. Langford.

     99.1 Press Release


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                MISSION RESOURCES CORPORATION

Date: November 2, 2004                              /s/ Ann Kaesermann
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                                                    Ann Kaesermann
                                    Vice President Accounting and Investor
                                                     Relations, CAO